                                                                 Exhibit (g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                               Effective Date
----                                                               --------------
Schwab International Index Fund - Investor Shares                July 21, 1993

Schwab International Index Fund - Select Shares                  April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                    October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                      April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as           September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as         September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly              September 25, 1995
known as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                   February 28, 1996

Schwab S&P 500 Fund - Investor Shares                            February 28, 1996

Schwab S&P 500 Fund - Select Shares                              April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab                May 21, 1996
Analytics Fund)

Schwab International MarketMasters Fund - Investor Shares        September 2, 1996
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares          April 1, 2004
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor Shares (formerly       October 13, 1996
known as Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly         June 1, 2004
known as Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investors Shares            October 13, 1996
(formerly known as Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Balanced MarketMasters Fund - Select Shares               June 1, 2004
(formerly known as Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investors Shares           August 3, 1997
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares              June 1, 2004
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known         April 16, 1998
as Schwab Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                October 28, 1998

Institutional Select Large-Cap Value Index Fund                  October 28, 1998

Institutional Select Small-Cap Value Index Fund                  October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares           April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares             April 15, 1999

Communications Focus Fund                                        May 15, 2000

Financial Services Focus Fund                                    May 15, 2000

Health Care Focus Fund                                           May 15, 2000

Technology Focus Fund                                            May 15, 2000

Schwab Hedged Equity Fund                                        August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                   June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                     June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                    September 2, 2003

Schwab Dividend Equity Fund - Select Shares                      September 2, 2003

                                      SCHWAB CAPITAL TRUST

                                      By: /s/ Stephen B. Ward
                                          -----------------------------
                                              Stephen B. Ward,
                                              Senior Vice President
                                              and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By: /s/ Fred Potts
                                          ------------------------------
                                              Fred Potts,
                                              Senior Vice President

Dated as of June 1, 2004

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                         FEE
----                                                         ---
Schwab International Index Fund - Investor Shares            Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab International Index Fund - Select Shares              Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Small-Cap Index Fund - Investor Shares                Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares                    Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab MarketTrack Growth Portfolio (formerly known as       Five one-hundredths of one percent (.05%) of
Schwab Asset Director-High Growth Fund)                      the Fund's average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known        Five one-hundredths of one percent (.05%) of
as Schwab Asset Director-Balanced Growth Fund)               the Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio (formerly          Five one-hundredths of one percent (.05%) of
known as Schwab Asset Director-Conservative Growth           the Fund's average daily net assets
Fund)

Schwab S&P 500 Fund-Investor Shares                          Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares                                 Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab S&P 500 Fund-Select Shares                            Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Analytics Fund                                        Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab International MarketMasters Fund - Investor Shares    Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager International        the Fund's average daily net assets
Portfolio and Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares      Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager International        the Fund's average daily net assets

FUND                                                         FEE
----                                                         ---
Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor Shares             Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager Growth               the Fund's average daily net assets
Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly     Five one-hundredths of one percent (.05%) of
known as Schwab MarketManager Growth Portfolio and           the Fund's average daily net assets
Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investors Shares        Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager Balanced             the Fund's average daily net assets
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Balanced MarketMasters Fund - Select Shares           Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager Balanced             the Fund's average daily net assets
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Small-Cap MarketMasters Fund - Investor Shares        Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager Small Cap            the Fund's average daily net assets
Portfolio and Schwab OneSource Portfolios-Small
Company)

Schwab Small-Cap MarketMasters Fund - Select Shares          Five one-hundredths of one percent (.05%) of
(formerly known as Schwab MarketManager Small Cap            the Fund's average daily net assets
Portfolio and Schwab OneSource Portfolios-Small
Company)

Schwab Market Track All Equity Portfolio (formerly           Five one-hundredths of one percent (.05%) of
known as Schwab Asset Director-Aggressive Growth Fund)       the Fund's average daily net assets

Institutional Select S&P 500 Fund                            Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund              Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Institutional Select Small-Cap Value Index Fund              Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor Shares       Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select Shares         Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Communications Focus Fund                                    Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

FUND                                                         FEE
----                                                         ---
Financial Services Focus Fund                                Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Health Care Focus Fund                                       Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Technology Focus Fund                                        Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Hedged Equity Fund                                    Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor Shares               Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select Shares                 Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Dividend Equity Fund - Investor Shares                Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

Schwab Dividend Equity Fund - Select Shares                  Five one-hundredths of one percent (.05%) of
                                                             the Fund's average daily net assets

                                            SCHWAB CAPITAL TRUST

                                            By: /s/ Stephen B. Ward
                                                --------------------------
                                                    Stephen B. Ward,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: /s/ Fred Potts
                                                --------------------------------
                                                    Fred Potts,
                                                    Senior Vice President

Dated as of June 1, 2004